Exhibit 99.1

EXECUTION VERSION

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of April 1, 2016, is by and among Alaska Air Group, Inc., a Delaware corporation (“Parent”), and the entities set forth on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”).

WHEREAS, as of the date hereof, each Stockholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which meaning will apply for all purposes of this Agreement whenever the term “beneficial owner,” “beneficial ownership” or “own beneficially” is used) of the number of shares of voting common stock, par value $0.01 per share, and non-voting common stock, par value $0.01 per share (collectively, “Common Stock”), of Virgin America Inc., a Delaware corporation (the “Company”), set forth opposite each Stockholder’s name on Schedule A (all such shares set forth on Schedule A, together with any shares of Common Stock or other Equity Interests of the Company that are hereafter issued to or otherwise acquired or owned by such Stockholder, beneficially or of record, prior to the termination of this Agreement being referred to herein as the “Subject Shares”);

WHEREAS, Parent, Alpine Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that each Stockholder, and as an inducement and in consideration therefor, each Stockholder (in such Stockholder’s capacity as a holder of the Subject Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

VOTING AGREEMENT; GRANT OF PROXY

Each Stockholder hereby covenants and agrees that:

1.1. Voting of Subject Shares. At every meeting of the holders of Company Common Stock (the “Company Stockholders”), however convened, called for the purpose of voting upon the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, and at any other meeting of the Company Stockholders, however called, and at every adjournment or postponement thereof, and in connection with any action proposed to be taken by the written consent of the Company Stockholders, such Stockholder shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) for purposes of calculating a quorum and vote (or cause to be voted), in person or by proxy, such Stockholder’s Subject Shares (to the fullest extent such Subject Shares are entitled to vote thereon) (a) in favor of (i) adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement, (ii) approval of any proposal to adjourn, recess, delay or postpone any meeting of the Company Stockholders to a later date (but prior to termination of this Agreement), if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement that is considered at any such meeting of the Company Stockholders; and (b) against (i) any Acquisition Proposal, (ii) any proposal made in opposition to, made in competition with, or that would reasonably be expected to result in a breach of, the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement or (iii) any other action that is intended, or would reasonably be expected, to impede, prevent, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement or this Agreement. Except as explicitly set forth in this Section 1.1, nothing in this Agreement shall limit the right of such Stockholder to vote (including by proxy or written consent, if applicable) in favor of, or against or to abstain with respect to, any matters presented to the Company Stockholders.

1.2. Transfer of Subject Shares; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, such Stockholder shall not, directly or indirectly, (a) create any Lien other than restrictions imposed by applicable Law or pursuant to this Agreement on any Subject Shares, (b) transfer, sell, assign, gift or otherwise dispose of (by operation of law (including by merger) or otherwise), either voluntarily or involuntarily, any Subject Shares, beneficial ownership thereof or any other interest therein (collectively, “Transfer”), or enter into any contract, option or other understanding or arrangement with respect to any Transfer of the Subject Shares, beneficial ownership thereof or any interest therein, (c) enter into any swap, hedge, derivative or other arrangement that Transfers to another, in whole or in part, any of the economic consequences of ownership of the Subject Shares, whether settled by delivery of Subject Shares, other securities, in cash or otherwise, (d) grant or permit the grant of any proxy, power of attorney or other authorization in or with respect to the Subject Shares, (e) deposit or permit the deposit of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares, (f) enter into any agreement with any Person, or take any other action, that violates or conflicts with such Stockholder’s representations, warranties, covenants and obligations under this Agreement or (g) take any action that would restrict or otherwise affect such Stockholder’s legal power, authority and right or its ability to comply with and perform its covenants and obligations under this Agreement. For purposes of this Agreement, the term “Transfer” shall include the transfer (including by way of sale, disposition, operation of law (including by merger) or any other means) of a controlled Affiliate of such Stockholder or such Stockholder’s interest in a controlled Affiliate which is the record holder of any Subject Shares. Notwithstanding the foregoing restrictions in this Section 1.2, such Stockholder may Transfer such Stockholder’s Subject Shares (and any interest therein) to any Affiliate of such Stockholder; provided, that such Affiliate shall agree to be bound by the terms of this Agreement.

1.3. No Exercise of Appraisal Rights. Such Stockholder agrees not to exercise, and hereby irrevocably and unconditionally waives, any appraisal rights or dissenter’s rights (including under Section 262 of the DGCL) in respect of such Stockholder’s Subject Shares that may arise with respect to the Merger.

1.4. Documentation and Information. Such Stockholder shall permit and hereby authorizes Parent to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares and the nature of such Stockholder’s commitments and obligations under this Agreement; provided, that the Company shall give each such stockholder and its, her or his legal counsel a reasonable opportunity to review and comment on such publications or disclosures prior to being made public.

1.5. Irrevocable Proxy. Such Stockholder hereby revokes (or prior hereto has caused to be revoked) any proxies that such Stockholder has heretofore granted with respect to the Subject Shares. Such Stockholder hereby irrevocably (to the fullest extent permitted by law) appoints Parent, acting through any of its authorized signatories, as the sole and exclusive attorney-in-fact and proxy for and on behalf of such Stockholder, with full power of substitution and resubstitution, for and in the name, place and stead of such Stockholder, to: (a) attend any and all meetings of the Company Stockholders, (b) vote, express consent or dissent or issue instructions to the record holder to vote such Stockholder’s Subject Shares in accordance with the provisions of Section 1.1 at any and all meetings of the Company Stockholders or in connection with any action sought to be taken by written consent of the Company Stockholders without a meeting and (c) grant or withhold, or issue instructions to the record holder to grant or withhold, consistent with the provisions of Section 1.1, all written consents with respect to the Subject Shares in connection with any action sought to be taken by written consent without a meeting. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement. The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of such Stockholder, as applicable) until the termination of the Merger Agreement and shall not be terminated by operation of law or upon the occurrence of any other event other than the termination of this Agreement pursuant to Section 4.2. Such Stockholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company. Such Stockholder hereby affirms that the proxy set forth in this Section 1.5 is given in connection with and granted in consideration of and as an inducement to Parent and Merger Sub to enter into the Merger Agreement and that such proxy is given to secure the obligations of such Stockholder under Section 1.1. The proxy set forth in this Section 1.5 is executed and intended to be irrevocable, subject, however, to its automatic termination upon the termination of this Agreement pursuant to Section 4.2. Each Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 1.5.

1.6. No Obligation to Exercise Options or Other Securities. Nothing contained in this Agreement shall require any Stockholder (or shall entitle any proxy of such Stockholder) to (a) convert, exercise or exchange any option, warrants or convertible securities in order to obtain any underlying Subject Shares which may be voted or (b) vote, or execute any consent with respect to, any Subject Shares underlying such options, warrants or convertible securities that have not yet been issued as of the applicable record date for that vote or consent.

1.7. No Solicitation. Each Stockholder agrees that it will not, and will not permit its Representatives to, directly or indirectly, take any action that the Company would then be prohibited from taking under Section 5.3 of the Merger Agreement. Such Stockholder shall cease immediately and cause to be terminated all activities, discussions and negotiations that commenced prior to the date of this Agreement regarding any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal.

1.8. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the termination of this Agreement, in furtherance of this Agreement, each Stockholder shall, and hereby does authorize and instruct the Company or its counsel to notify the Company’s transfer agent that, from the date hereof until the termination of this Agreement, subject to the terms hereof, there is a stop transfer order with respect to all of the Subject Shares of such Stockholder (and that this Agreement places limits on the voting and transfer of such Subject Shares until the termination of this Agreement).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder hereby severally, as to itself only, represents and warrants to Parent that:

2.1. Authorization; Binding Agreement. Such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. Such Stockholder has full power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder, and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) laws of general application relating to bankruptcy, insolvency, the relief of debtors, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights (the “Enforceability Exceptions”).

2.2. Ownership of Subject Shares; Total Shares. Such Stockholder is the record or beneficial owner of such Stockholder’s Subject Shares and has good and marketable title to the Subject Shares free and clear of any Lien (including any restriction on the right to vote or otherwise transfer the Subject Shares), except as (a) provided hereunder, (b) pursuant to any applicable restrictions on transfer under the Securities Act, and (c) as set forth in the Company’s Amended and Restated Certificate of Incorporation (the “Company Charter”) and the Company’s Amended and Restated Bylaws (the “Company Bylaws”). The Subject Shares listed on Schedule A opposite such Stockholder’s name constitute all of the shares of Common Stock or other Equity Interests of the Company owned of record or beneficially by such Stockholder as of the date hereof. Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares.

2.3. Voting Power. Except as set forth in the Company Charter or Company Bylaws or in that certain letter agreement, dated as of November 13, 2014, between the Company and certain affiliates of Virgin Group Holdings Limited, such Stockholder has full voting power, with respect to such Stockholder’s Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares.

2.4. No Conflicts. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by each Stockholder of the transactions contemplated hereby will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or conflict with (A) any provisions of the articles of incorporation, certificate of incorporation, certificate of formation, bylaws, operating agreement or similar governing documents of such Stockholder or (B) any agreement to which such Stockholder is a party or by which such Stockholder’s Subject Shares are bound, or (ii) violate, or require any consent, approval, or notice under, any provision of any Order or any Law that is applicable to such Stockholder or any of such Stockholder’s Subject Shares (other than filings required pursuant to the Exchange Act), except, in the case of (i) or (ii) above, as would not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Stockholder to perform its obligations hereunder on a timely basis.

2.5. Reliance. Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of such Stockholder’s own choosing. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6. Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Proceeding pending against, or, to the knowledge of such Stockholder, threatened against, such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares) that could reasonably be expected to prevent, delay or impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

2.7. Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement or the Merger Agreement based upon any arrangement or agreement made by such Stockholder.

2.8. No Other Representations. Other than the representations set forth in Article III, neither Parent nor Merger Sub has made and neither are making any representations or warranties with respect to Parent, Merger Sub, the Merger Agreement or any other matter.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent hereby represents and warrants to each Stockholder that:

3.1. Organization; Authorization. Parent is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The consummation of the transactions contemplated hereby are within Parent’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent. Parent has full power and authority to execute, deliver and perform this Agreement.

3.2. Binding Agreement. This Agreement has been duly authorized, executed and delivered by Parent, and constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Enforceability Exceptions.

3.3. Absence of Litigation. With respect to Parent, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of Parent, threatened against, Parent or any of its properties or assets that could reasonably be expected to prevent, delay or impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby.

3.4. Reliance. Parent understands and acknowledges that the Stockholders are entering into this Agreement in reliance upon the execution, delivery and performance of this Agreement by Parent.

3.5. No Other Representations. Other than the representations set forth in Article II, the Stockholders have not made and are not making any representations or warranties with respect to the Company, the Stockholders’ ownership of shares of Common Stock, the Merger Agreement or the transactions contemplated thereby or hereby.

ARTICLE IV

MISCELLANEOUS

4.1. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including facsimile transmission) and shall be deemed to have been duly given, (a) if to Parent, in accordance with the provisions of the Merger Agreement and (b) if to a Stockholder, to such Stockholder’s address, email address or facsimile number set forth on a signature page hereto, or to such other address, email address or facsimile number as such Stockholder may hereafter specify in writing to Parent for the purpose by notice to such parties.

4.2. Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time and (c) the entry without the prior written consent of the Stockholders into any amendment of the Merger Agreement which results in a decrease in, or change in the composition of, the Merger Consideration. Upon termination of this Agreement, neither party shall have any further obligations or liabilities under this Agreement; provided, however, that the provisions of this Article IV shall survive any termination of this Agreement, including following the Effective Time. Notwithstanding the foregoing, nothing set forth in this Section 4.2 shall relieve any party hereto from any liability to any other party for any willful and material breach of this Agreement prior to such termination.

4.3. Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.4. Binding Effect; Benefit; Assignment. Subject to the final sentence of this Section 4.4, the provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person other than the parties hereto and their respective successors and assigns. None of the parties hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time; provided, that such transfer or assignment shall not relieve Parent of any of its obligations hereunder.

4.5. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Parent and each Stockholder hereby irrevocably and unconditionally consents to submit, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (the “Chancery Court”), or if the Chancery Court lacks subject matter jurisdiction of the action or proceeding, then the Federal court of the United States of America located in the State of Delaware, and appellate courts therefrom, (collectively, the “Delaware Courts”) for any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally (i) agrees not to commence any action or proceeding relating thereto except in such courts, (ii) that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in the Delaware Courts and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any Delaware Court. Each of the parties hereto agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties hereto agrees (a) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process and (b) that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 4.1 or in any other manner permitted by applicable Law. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED BY THIS HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.5.

4.6. Counterparts. The parties may execute this Agreement in one or more counterparts, each of which will be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement. Any signature page hereto delivered by facsimile machine or by e-mail (including in portable document format (pdf), as a joint photographic experts group (jpg) file, or otherwise) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto and may be used in lieu of the original signatures for all purposes. Each party that delivers such a signature page agrees to later deliver an original counterpart to the other party that requests it.

4.7. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to its subject matter.

4.8. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

4.9. Specific Performance. The parties hereto agree that Parent would be irreparably damaged if for any reason any Stockholder fails to perform any of its obligations under this Agreement and that Parent may not have an adequate remedy at law for money damages in such event. Accordingly, Parent shall be entitled to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any Delaware Court, in addition to any other remedy to which Parent is entitled at law or in equity, in each case without posting bond or other security, and without the necessity of proving actual damages.

4.10. Attorneys’ Fees. In any action at Law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in any final and non-appealable judgment in such action or suit shall be entitled to receive reimbursement for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in such action or suit.

4.11. Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

4.12. No Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

4.13. Further Assurances. Each of the parties hereto will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable Law to perform their respective obligations as expressly set forth under this Agreement.

4.14. Interpretation. Unless the context otherwise requires, as used in this Agreement: (a) “or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) words of one gender shall be construed to apply to each gender; and (e) the terms “Article,” “Section” and “Schedule”, unless otherwise specified, refer to the specified Article, Section or Schedule of or to this Agreement. Except as otherwise expressly provided herein, any law defined or referred to herein will refer to such law as amended and the rules and regulations promulgated thereunder.

4.15. Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries or in such Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

4.16. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the board of directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s organizational documents, the possible acquisition of the Company by Parent pursuant to the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto and (c) this Agreement is executed by all parties hereto.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ALASKA AIR GROUP

By:	/s/ Bradley D. Tilden
	Name:	Bradley D. Tilden
	Title:	President and Chief Executive Officer

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CYRUS AVIATION HOLDINGS, LLC

By:	/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Address:

c/o Cyrus Capital Partners, L.P.
399 Park Avenue, 39th Floor
New York, New York 10022

Facsimile No.: (212) - 380 - 5801

CYRUS CAPITAL PARTNERS, L.P.

By:	/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Address:

c/o Cyrus Capital Partners, L.P.
399 Park Avenue, 39th Floor
New York, New York 10022

Facsimile No.: (212) - 380 - 5801

[Signature Page to Support Agreement]

Schedule A

Name of Stockholder	Class of Shares (Voting or Non-Voting)	No. Shares Held of Record	No. Shares Beneficially Owned	Other Equity Interests (including number/type/description)
Cyrus Capital Partners, L.P.	Voting	7,948	10,517,156
Cyrus Aviation Holdings, LLC	Voting	10,509,208	10,517,156

A-1